Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Dividend All Cap Value Fund II

Supplement dated July 19, 2019 to the Summary Prospectus, dated March 1, 2019, as revised July 8, 2019

The following information supplements and supersedes any information to the contrary relating to AMG River Road Dividend All Cap Value Fund II (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus, dated and revised as noted above.

Effective as of the close of business on December 31, 2019 (the “Effective Date”), James C. Shircliff, CFA will no longer serve as a portfolio manager for the Fund, and Henry W. Sanders, III, CFA, Thomas S. Forsha, CFA, and Andrew R. McIntosh, CFA will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Effective Date, the reference to and information relating to Mr. Shircliff in the section under “Portfolio Management” titled “Portfolio Managers” on page 3 are hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE